Exhibit 10.1

                   Tenth Amendment to Secured Credit Agreement

Harris Trust and Savings Bank
Chicago, Illinois

Mercantile Bank
   National Association
St. Louis, Missouri

Gentlemen:

         The undersigned, Maverick Tube Corporation, a Delaware corporation (the "Borrower") refers to the Secured Credit Agreement dated May 15, 1992, as amended (the "Agreement") and currently in effect between the Company and you (the "Banks") and Harris Trust and Savings Bank, as agent for the Banks (the "Agent"). All capitalized terms used herein without definition shall have the same meanings as they have in the Agreement.

         The Borrower hereby applies to the Agent and the Banks for certain modifications to the Agreement and the Borrower's borrowing arrangements with the Agent and the Banks.

1.       AMENDMENT

         Upon your acceptance hereof in the space provided for that purpose below, the Agreement shall be and hereby is amended as follows:

         (a) Section 7.12 of the Agreement shall be amended in its entirety and as so amended shall read as follows:

         "Section 7.12. Capital expenditures. The Borrower will not, and will not permit any Subsidiary to, expend or become obligated for capital expenditures (as defined and classified in accordance with generally accepted accounting principles consistently applied but in any event including the liability of the Borrower and its Subsidiaries in respect of Capitalized Leases ) in excess of $11,000,000 during fiscal year 1998 and in excess of $4,250,000 in each fiscal year thereafter.

2.       CONDITIONS PRECEDENT

         The   effectiveness   of  this  Tenth   Amendment  is  subject  to  the
satisfaction of all the following conditions precedent:

         (a)  The  Borrower  and  the  Banks  shall  have  executed  this  Tenth
Amendment.

         (b) The Banks shall have received copies executed or certified (as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery hereof and the other instruments and documents contemplated hereby.

         (c) All legal matters incident to the execution and delivery hereof and of the instruments and documents contemplated hereby shall be satisfactory to the Banks and their counsel.

3.       REPRESENTATIONS

         In order to induce the Banks to execute and deliver this Tenth Amendment, the Borrower hereby represents to the Banks that as of the date hereof and as of the time that this Tenth Amendment becomes effective, each of the representations and warranties set forth in Section 5 of the Agreement are and shall be and remain true and correct (except that the representations contained in Section 5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Banks) and the Borrower is in full compliance with all of the terms and conditions of the Agreement and no Default as defined in the Agreement as amended hereby nor any Event of Default as so defined, shall have occurred and be continuing or shall arise after giving effect to this Tenth Amendment.

4.       MISCELLANEOUS

         (a) Collateral Security Unimpaired. The Borrower hereby agrees that notwithstanding the execution and delivery hereof, the Security Documents shall be and remain in full force and effect and that any rights and remedies of the Banks thereunder, obligations of the Borrower thereunder and any liens or security interests created or provided for thereunder shall be and remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interest created and provided for by Security Documents as to the indebtedness which would be secured thereby prior to giving effect hereto.

         (b) Effect of Amendment. Except as specifically amended and modified hereby, the Agreement shall stand and remain unchanged and in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in any note, instrument or other document making reference to the Agreement, any reference to the Agreement in any of such to be deemed to be a reference to the Agreement as amended hereby.

         (c) Costs and Expenses. The Borrower agrees to pay on demand all out-of-pocket costs and expenses incurred by the Banks in connection with the negotiation, preparation, execution and delivery of this Tenth Amendment and the documents and transactions contemplated hereby, including the fees and expenses of counsel to the Banks with respect to the foregoing.

         (d) Counterparts; Governing Law. This Tenth Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be an original but all of which to constitute one and the same agreement. This Amendment shall be governed by the internal laws of the State of Illinois.

Dated as of May 4, 1998
                            MAVERICK TUBE CORPORATION

                                 By:      /s/ Gregg M. Eisenberg

                                 Its:     President and Chief Executive Officer

         Accepted and agreed to at Chicago, Illinois, as of the date and year last above written.

                          HARRIS TRUST AND SAVINGS BANK

                                 By:      /s/

                                 Its:     Vice President

                                                     MERCANTILE BANK
                              NATIONAL ASSOCIATION

                                 By:      Dave Higbee

                                 Its:     Vice President